EXHIBIT 99.1
Contact:

CCG Investor Relations
Crocker Coulson, President
646-213-1915
crocker.coulson@ccgir.com
Elaine Ketchmere, Partner and VP Financial Writing
310-954-1345
elaine.ketchmere@ccgir.com
www.ccgirasia.com

For Immediate Release

ShengdaTech, Inc. to Place Strategic Growth Focus on NPCC Segment and Terminates Efforts to Acquire Jinan Fertilizer Co., Ltd.; To File Notification of Late Filing of Form 10-K

Tai’an City, Shandong Province, PRC – March 17, 2009 – ShengdaTech Inc. (“ShengdaTech” or “the Company”) (NASDAQ: SDTH), a leading manufacturer of nano precipitated calcium carbonate (“NPCC”) in China, today announced that its Board of Directors has decided that the Company will no longer pursue the acquisition of Jinan Fertilizer Co., Ltd. (“Jinan Fertilizer”) and to direct its resources to continue to grow their NPCC business.

As previously disclosed, the Company ceased operations at its coal-based chemical facility in Tai’an City on October 31, 2008 in compliance with the city government’s direction because the chemical facility is now within the city’s nonmanufacturing business zone. The Company had originally planned to acquire Jinan Fertilizer, a nitrogen fertilizer producer based in Jinan, the capital of Shandong Province, to consolidate the operations of its previous coal-based chemical business. The Board carefully evaluated short and long-term factors, including the effect of the current global economic crisis on the Jinan Fertilizer business, and concluded that the added pressure on selling prices of coal-based chemical products and the increased cost of raw materials have significantly reduced projected profit margins and therefore the acquisition would not be in the best interest of the Company and its shareholders.

“The slowdown of the global economy has adversely affected the Chinese economy, and we have observed a sharp decline in prices of chemical fertilizers in the recent months from their peak in August 2008.  Additionally, higher coal prices have further pressured gross margins of coal-based chemical businesses in China,” commented Mr. Xiangzhi Chen, President and CEO of ShengdaTech. “The acquisition of Jinan Fertilizer under current market conditions no longer presents an attractive investment opportunity for ShengdaTech.  Considering the unstable market conditions, which, at this point show no signs of improving, and the unfavorable overall return on investment, we have decided not to further pursue the acquisition of Jinan Fertilizer.  We believe the best current use of our resources and capital is to focus aggressively on our growing and far more profitable NPCC business as well as to pursue other available strategic opportunities.”

The Company entered the NPCC market in 2001 and this segment of the business has grown to represent approximately 50% of total revenue in the first nine months of 2008.  The growth of the NPCC business was due to strong demand for NPCC and the Company’s capacity expansion which added 40,000 metric tons (“MT”) in annual capacity in 2007 and another 60,000 MT in 2008, bringing total annual capacity to 190,000 MT.  All of the Company’s NPCC facilities are currently operating at 100% capacity utilization rate.

In 2009, as previously announced, the Company plans to further increase NPCC capacity by building a new location in Zibo, Shandong Province.  The first phase at the Zibo facility is currently under construction and will add an additional 60,000 MT annual production capacity when it comes online in July or August 2009, bringing the Company’s total annual NPCC production capacity to 250,000 MT.  The Zibo location has the potential for another 180,000 MT of production capacity, which the Company intends to add based on market conditions.   As of December 31, 2008, the Company had approximately $114.29 million in cash, which management believes is adequate to support the Company’s working capital requirements and further expansion of the NPCC business.

“We expect the market demand for our NPCC products to continue. Despite the lower GDP outlook for China in 2009, our end-product markets have significant room for further penetration. In the current economic environment an increasing number of companies are seeking alternatives to reduce manufacturing costs. Our NPCC product presents an innovative solution to improve product performance and significantly reduce costs, thus allowing our end users to effectively compete in their markets,” said Mr. Chen. “Based on current research commissioned by ShengdaTech and conducted by Frost & Sullivan, the worldwide NPCC market presents an attractive growth opportunity, and the Chinese market is expected to remain strong, with a projected 20% compounded annual growth rate 2007 to 2012.  We will use our advanced production technology and increasing market demand to accelerate the development of the NPCC segment.  We believe our exclusive patent-protected technology, customer-oriented R&D, and our reputation of leadership in the NPCC market provide us with strong competitive advantages in the industry. Our NPCC growth strategy in 2009 will focus on increasing our marketing and promotional efforts, expanding our sales coverage, actively searching for strategic acquisition targets, adding resources to our R&D team, and continuing our capacity expansion plans by completing the initial 60,000 MT of NPCC production in the new Zibo facility.”

The Company also announced that it will file a Form 12b-25 (Notice of Late Fling) with the Securities and Exchange Commission (SEC) in lieu of its Form 10-K for the fiscal year ended December 31, 2008.  The Company expects to file its Form 10-K no later than the fifteenth calendar day following the March 16, 2009 filing deadline. The extension is necessary in order to provide the Company additional time to evaluate the impact on its financial statements of the closing of its Tai’an City facility on October 31, 2008.

About ShengdaTech, Inc.

ShengdaTech is engaged in the business of manufacturing, marketing and selling nano-precipitated calcium carbonate ("NPCC") products. The Company converts limestone into NPCC using its proprietary technology co-developed with Tsinghua University. ShengdaTech is the only company possessing proprietary, patent-protected NPCC technology in China and sells the product for use in a wide range of manufacturing applications. In addition to its broad customer base in China, its NPCC products are exported to countries such as South Korea, Singapore, Malaysia, Vietnam, etc. For more information, contact CCG Investor Relations directly or go to ShengdaTech’s website at http://www.shengdatechinc.com.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Certain statements in this press release and oral statements made by ShengdaTech on its conference call in relation to this release, constitute forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. These statements include, without limitation, statements regarding the Company’s ability to prepare for growth, the Company’s planned manufacturing capacity expansion, outlook for its coal based chemical operations and predictions and guidance relating to the Company’s future financial performance. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs but they involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, which may include, but are not limited to, such factors as unanticipated changes in product demand especially in the tire industry, changes in composition of tires, changes to government regulations, risk associated with operation of the Company’s new manufacturing facility, the ability to attract new customers, ability to increase its product’s applications, ability of its customers to sell products, cost of raw material, downturns in the Chinese economy, and other information detailed from time to time in the Company's filings and future filings with the United States Securities and Exchange Commission. You are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement.  The forward-looking statements made herein speak only as of the date of this press release and the Company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the company’s expectations.

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